ADVISORS DISCIPLINED TRUST 1081

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of AllianzGI Global Equity & Convertible Income Fund are no longer included in the portfolio.



     Supplement Dated:  January 27, 2014




















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